Exhibit 99.1

August 6, 2012

Attn.:  Board of Directors
CHINA SOLAR & CLEAN ENERGY SOLUTIONS, INC.
Building 3, No. 28 Feng Tai North Road,
China

Gentlemen:

 I hereby tender my resignation, effective immediately, from all my positions at China Solar and Clean Energy Solutions, Inc., including my position as Chief Financial Officer.

Sincerely,

Yang Mu